SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2003

NUMEREX CORP.

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	0-22920	11-2948749

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1600 Parkwood Circle
Suite 200
Atlanta, Georgia

(Address of principal executive offices)

30339-2119

(Zip code)

(770) 693-5950

(Registrant’s telephone number, including area code)

Item 5.     Other Events and Regulation FD Disclosure

On May 6, 2003, Numerex Corp. issued a press release announcing its financial results for the first quarter ended March 31, 2003. The press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission’s interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

Item 7.     Financial Statements and Exhibits

(c) Exhibits

99.1     Text of Press Release, dated May 6, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP. (Registrant)

/s/ Stratton J. Nicolaides

Stratton J. Nicolaides, Chairman and Chief Executive Officer

Date: May 8, 2003